SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                                (Amendment No. )

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Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement              [ ]  Confidential, For Use of the
[ ]  Definitive Proxy Statement                    Commission Only (as permitted
[X]  Definitive Additional Materials                by Rule14a-6(e)(2))
[ ]  Soliciting Material Under Rule 14a-12

                               NETRO CORPORATION
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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                               NETRO CORPORATION
                              3860 N. First Street
                           San Jose, California 95134



                                                                   May 17, 2001


Dear Fellow Shareholder:

We have previously sent to you proxy material for the Annual Meeting of Netro Corporation shareholders, to be held on May 31, 2001. Your Board of Directors has unanimously recommended that shareholders vote in favor of all four proposals.

Since approval of the proposal to reincorporate requires the affirmative vote of a majority of all outstanding shares, your vote is important, no matter how many or how few shares you may own. Whether or not you have already done so, please sign, date and return the enclosed proxy card today in the envelope provided.

Very truly yours,


NETRO CORPORATION




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            If you have any questions, or need assistance in voting
                 your shares, please call our proxy solicitor,

                           INNISFREE M&A INCORPORATED
                         TOLL-FREE, at 1-888-750-5834.

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